SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2006
PINNACLE BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	1-12707	72-1370314

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Second Avenue, Jasper, Alabama 35502-1388
(Address of Principal Executive Offices)
(205) 221-4111
Registrant’s telephone number, including area code
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics
On August 23, 2006, the Registrant revised its Code of Ethics to provide that the payment or receipt of fees or any other thing of value to or from settlement agents by officers and other employees for the referral or origination of mortgage loans is prohibited. A copy of the revised Code of Ethics is included as Exhibit 14.1 to this Current Report on Form 8-K and is available on the Registrant’s website at www.pinnaclebancshares.com.
Item 9.01	Financial Statements and Exhibits
     (c) Exhibits.

Exhibit 14.1	Pinnacle Bancshares, Inc. Code of Ethics, as amended August 23, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE BANCSHARES, INC.

DATE: August 24, 2006	By:	/s/ Robert B. Nolen, Jr.
Robert B. Nolen, Jr.
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
14.1	Pinnacle Bancshares, Inc. Code of Ethics, as amended August 23, 2006.